UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 22, 2020

Date of Report (Date of earliest event reported)

June 22, 2020

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange,

Waterloo Road, Dublin 4, Ireland D04 E5W7

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 17, 2020, a class action lawsuit was filed in the United States District Court in the Northern District of Illinois by Blue Cross and Blue Shield Association, in its capacity as the carrier for the service benefit plan, a/k/a the “Federal Employee Program,” a Federal Employee Health Benefits Act Plan (“BCBSA”), against Jazz Pharmaceuticals plc, Jazz Pharmaceuticals, Inc., and Jazz Pharmaceuticals Ireland Limited (collectively, the “Company”) and certain other defendant companies, Roxane Laboratories, Inc., Hikma Pharmaceuticals USA Inc., Eurohealth (USA), Inc., Hikma Pharmaceuticals plc, Amneal Pharmaceuticals LLC, Par Pharmaceuticals, Inc., Lupin Ltd., Lupin Pharmaceuticals Inc., and Lupin Inc. (collectively, the “BCBSA Related Defendants”) (the “BCBSA Lawsuit”). On June 18, 2020, two additional lawsuits were filed in the Northern District of California by (i) the New York State Teamsters Council Health and Hospital Fund against the BCBSA Related Defendants (the “New York State Teamsters Lawsuit”) and (ii) The City of Providence, Rhode Island, on behalf of itself and all others similarly situated, against Jazz Pharmaceuticals plc, and certain other defendant companies, Roxane Laboratories, Inc., West-Ward Pharmaceuticals Corp., Hikma Labs Inc., Hikma Pharmaceuticals USA Inc., and Hikma Pharmaceuticals plc (the “City of Providence Related Defendants”) (the “City of Providence Lawsuit”). The plaintiffs in the BCBSA Lawsuit and New York State Teamsters Lawsuit are seeking to represent a class of direct purchasers, and the plaintiffs in the City of Providence Lawsuit are seeking to represent a class of indirect purchasers. The lawsuits generally allege violations of U.S. federal and state antitrust, consumer protection, and unfair competition laws in connection with the Company’s conduct related to its product, Xyrem® (sodium oxybate) oral solution, including actions leading up to, and entering into, patent litigation settlements with the BCBSA Related Defendants and the City of Providence Related Defendants, seeking monetary damages, declaratory and injunctive relief against the alleged unlawful conduct, disgorgement of profits and restitution. It is possible that additional lawsuits will be filed against the Company making similar or related allegations. While the Company believes the allegations to be meritless and intends to defend these lawsuits vigorously, there can be no assurance as to the ultimate outcome of these and any other related lawsuits, which in any event may be costly and time-consuming to defend.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, all statements related to the potential outcome of the ongoing litigation that is the subject of this Current Report on Form 8-K and related matters. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with the ongoing litigation and related regulatory matters and the Company’s ability to protect its intellectual property rights with respect to Xyrem, as detailed under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including its recently filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Neena Patil
Name:	Neena Patil
Title:	Senior Vice President and General Counsel

Date: June 22, 2020